Exhibit 99.1

CASE NAME:	SuperMedia Inc. (Idearc Inc.)

CASE NUMBER:	09-31828

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia Inc. (Idearc Inc.)

CASE NUMBER:  09-31828

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	78,311
2. TOTAL CASH RECEIPTS	=	78,311
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	78,311
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	78,311
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	SuperMedia Information Services LLC (Idearc Information Services LLC)

CASE NUMBER:	09-31835

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia Information Services LLC (Idearc Information Services LLC)

CASE NUMBER:  09-31835

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	—
2. TOTAL CASH RECEIPTS	=	—
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	—
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	—
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	SuperMedia LLC (Idearc Media LLC)

CASE NUMBER:	09-31836

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia LLC (Idearc Media LLC)

CASE NUMBER:  09-31836

QUARTER ENDING:  March 31, 2010

		($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$211,896
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	521,877
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	228
(e). Cash receipts from other sources (net intercompany note activity, interest)	+	(79,253)
2. TOTAL CASH RECEIPTS	=	442,853
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	17,344
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	344,074
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	361,419
4. CASH BALANCE END OF QUARTER	=	$293,330

(1) Includes net intercompany activity of approximately $82 million in the current quarter. See line item 1.(e) of other filed entities.

CASE NAME:	License Application Corporation

CASE NUMBER:	09-31838

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  License Application Corporation

CASE NUMBER:  09-31838

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	—
2. TOTAL CASH RECEIPTS	=	—
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	—
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	—
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	Second License Application Corporation

CASE NUMBER:	09-31840

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  Second License Application Corporation

CASE NUMBER:  09-31840

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	—
2. TOTAL CASH RECEIPTS	=	—
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	—
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	—
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	SuperMedia Sales - East Co. (Idearc Media Sales - East Co.)

CASE NUMBER:	09-31841

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia Sales - East Co. (Idearc Media Sales - East Co.)

CASE NUMBER:  09-31841

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	1,307
2. TOTAL CASH RECEIPTS	=	1,307
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	1,307
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	1,307
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	SuperMedia Sales - East LLC (Idearc Media Sales - East LLC)

CASE NUMBER:	09-31842

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia Sales - East LLC (Idearc Media Sales - East LLC)

CASE NUMBER:  09-31842

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	1,166
2. TOTAL CASH RECEIPTS	=	1,166
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	1,166
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	1,166
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	SuperMedia Services - West Inc. (Idearc Media Services - West Inc.)

CASE NUMBER:	09-31843

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia Services - West Inc. (Idearc Media Services - West Inc.)

CASE NUMBER:  09-31843

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	(8,028)
2. TOTAL CASH RECEIPTS	=	(8,028)
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	(8,028)
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	(8,028)
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	SuperMedia Services - East Inc. (Idearc Media Services - East Inc.)

CASE NUMBER:	09-31845

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia Services - East Inc. (Idearc Media Services - East Inc.)

CASE NUMBER:  09-31845

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	(6,004)
2. TOTAL CASH RECEIPTS	=	(6,004)
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	(6,004)
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	(6,004)
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity

CASE NAME:	SuperMedia Sales - West Inc. (Idearc Media Sales - West Inc.)

CASE NUMBER:	09-31846

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND, TO THE BEST OF MY KNOWELDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY),  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	/s/ CLIFFORD E. WILSON

PRINTED NAME OF RESPONSIBLE PARTY	CLIFFORD E. WILSON

TITLE	VICE PRESIDENT - TREASURY

DATE	April 21, 2010

PREPARER:

ORIGINAL SIGNATURE OF PERPARER	/s/ CRAIG PELHAM

PRINTED NAME OF PREPARER	CRAIG PELHAM

TITLE	CONTROLLER

DATE	April 21, 2010

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:  SuperMedia Sales - West Inc. (Idearc Media Sales - West Inc.)

CASE NUMBER:  09-31846

QUARTER ENDING:  March 31, 2010

($ in thousands)
1. BEGINNING OF QUARTER CASH BALANCE:		$—
CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	—
(b). Cash receipts from loan proceeds	+	—
(c). Cash receipts from contributed capital	+	—
(d). Cash receipts from tax refunds	+	—
(e). Cash receipts from other sources (net intercompany note activity)	+	15,316
2. TOTAL CASH RECEIPTS	=	15,316
CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	—
(2). Secured Creditors	+	—
(3). Priority Creditors	+	—
(4). Unsecured Creditors	+	—
(5). Additional Plan Payments	+	—
(B). OTHER PAYMENTS MADE THIS QUARTER:
(1). General Business	+	15,316
(2). Other Disbursements	+	—
3. TOTAL DISBURSEMENTS THIS QUARTER	=	15,316
4. CASH BALANCE END OF QUARTER	=	$—

(1) Entity does not have cash accounts; operations funded through intercompany activity